UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  January 22, 2016

MOTIVATING THE MASSES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-187554	88-0410660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2121 Palomar Airport Road, Suite 300 Carlsbad, California		92011
(Address of principal executive offices)		(Zip Code)

(760) 931-9400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.02 NON RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OF COMPLETED INTERIM REVIEW.

The confirmation from the Company's current independent public accountants is attached hereto as Exhibit 16.1.

(a)         On April 24, 2015, Motivating the Masses, Inc., a Nevada Corporation (the “Company”) notified its independent registered accountant, Terry L. Johnson CPA (“Johnson”), that the Company was dismissing Johnson as its independent registered accountant, after learning that Johnson had ceased operations as described in the Division of Corporation Finance Financial Reporting Manual.

On May 6, 2015, the Company engaged Anton & Chia, LLP to act as the Company’s independent registered public accountant beginning immediately and, specifically, to (i) perform a review of the Company’s interim financial statements on Form 10-Q for the three quarters ended March 31, 2015, June 30, 2015 and September 30, 2015 in accordance with the requirements of SAS No. 100; and (ii) to audit the balance sheet of the Company as of December 31, 2015 and the related statement of operations, stockholders’ equity and cash flows for the year ended December 31, 2015.

On October 6, 2015, the Company received a letter from the United States Securities and Exchange Commission (SEC”) notifying the Company that Johnson was suspended from appearing or practicing before the SEC on behalf of any public company and that any financial statements that had been audited by Johnson that are required to be filed by the Company should be reaudited. A copy of the Order (“Order”) is available at: http://www.sec.gov/litigation/admin/2015/33-9915.pdf.

On December 15, 2015, the Board of Directors spoke with the Company’s new auditors, Anton & Chia, LLP, and concluded upon the advice of Anton & Chia, LLP that based upon the foregoing, the Company’s balance sheet as of December 31, 2014 and the related statement of operations, stockholders’ equity and cash flows for the year ended December 31, 2014 could not be relied upon, and that such financial statements should be reaudited. On December 16, 2015 the Company engaged Anton & Chia, LLP to reaudit the Company’s balance sheet as of December 31, 2014 and the related statement of operations, stockholders’ equity and cash flows for the year ended December 31, 2014.

The Company does not have an audit committee and the discussions with Anton & Chia, LLP, and the conclusion that the Company’s then existing balance sheet as of December 31, 2014 and the related statement of operations, stockholders’ equity and cash flows for the year ended December 31, 2014 should not be relied upon and should be reaudited, were therefore made and approved by the Company’s Board of the Directors.

(b)         Pursuant to Item 4.02(b) of Form 8-K, the registrant has provided Anton & Chia, LLP with a copy of the disclosures it is making in response to Item 4.02 of Form 8-K which Anton & Chia, LLP has already received. In addition, Anton & Chia, LLP was requested to furnish to the registrant a letter addressed to the Commission stating whether Anton & Chia, LLP agrees with the statements made by the registrant in response to this Item 4.02 and, if not, stating the respects in which it does not agree. A copy of the response by Anton & Chia, LLP is attached as an exhibit to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibits

16.1	Letter from Anton & Chia, LLP pursuant to Item 4.02(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIVATING THE MASSES, INC.

Date: January 22, 2016	By:	/s/ Lisa Nichols
Name: Lisa Nichols
Title: Chief Executive Officer